Focused on Our Future Annual Investor FactBook Published February 17, 2026

Table of Contents

1	FirstEnergy Overview	3 - 6
2	Financial Plan Overview	7 - 21
3	Incremental Investment Opportunities	22 - 24
4	Distribution Segment	25 - 29
5	Integrated Segment	30 - 35
6	Stand-Alone Transmission Segment	36 - 43
7	Additional Information & IR Contacts	44 - 51



Unless otherwise noted, all numbers are as of December 31, 2025.

These materials represent the 2026-2030 planning period and are subject to change based on regulatory filings and approvals and other changes and uncertainties, including those referenced under Forward-Looking Statements on slide 50.

Capital investment dollars are shown on a Consolidated basis. Investment Plan includes capital-like investments that earn a return. Formula Rate investments includes transmission forward-looking formula rate recovery and distribution formula-like capital rider recovery.

Rate Base amounts are shown on an FE-Owned basis, which is based on FE's share of FET Rate Base. Rate Base values based on ratemaking view in each jurisdiction. Year-End for PA, NJ-Dx, and 13-Month average for OH, NJ-Tx, WV/MD, and Stand-Alone Transmission. Prior disclosures used Year-End amounts for all jurisdictions.

2 Investor FactBook - Published Feb. 17, 2026

FirstEnergy Overview

We invest in and operate our electric system to improve reliability and the customer experience, and to enable the digital transformation



OH
PA
NJ
MD
WV
Regulated Fossil Generation plants
Regulated Renewable Generation plants

Diversified, Customer Focused, Organic Growth Opportunities

Ideally Situated Service Territory to Support Unprecedented Growth

Constructive Regulatory Strategy with 75% of Investments in Formula Rates

Focused on Operational Excellence and Financial Discipline

Balanced Jurisdictions

2026F FE-Owned Rate Base ($B)



Integrated (1)
$5.8, 20%
NJ
$5.4, 18%
WV/MD
$29.4B
$7.7, 26%
PA
$6.0, 21%
OH
$4.5, 15%
Stand-Alone Transmission
Distribution

(1) Integrated segment includes Transmission Rate Base of $2.9B

As we execute safely, efficiently and with integrity, our customers, employees and investors thrive

3 Investor FactBook - Published Feb. 17, 2026

Shareholder Value Proposition

- **$36B Customer-focused Investment Plan (2026-2030), driving 10% Rate Base CAGR**
  - **75% of projected investments in formula-rate recovery**, reducing regulatory lag
- **Expect to deliver near the top end of 6-8% Core EPS[1] CAGR through 2030**

- **Targeting ~14% FFO/Debt; Committed to maintaining BBB/Baa2 credit profile**
- **Strategic mix of cash from ops, debt and modest equity to fund growth**
- Focused on **continuous improvement** and **financial discipline**

- **Constructive regulatory frameworks** with **strong relationships** that support ongoing collaboration
- **Diversified and low-risk T/D/G assets** with a **focus on affordability**
- **Focused on delivering on our commitments,** supporting customers and investors

- **Total shareholder return opportunity of ~12%, with upside potential**
- **Committed to dividend growth** in line with 60%-70% payout ratio of Core EPS

Our diversified service territory, low-risk investment plan and a strong affordability position, provides the opportunity to significantly enhance the customer experience and provide attractive risk-adjusted returns to our investors

[1] With respect to Core EPS guidance, the Company is unable to reconcile this forward-looking non-GAAP information without unreasonable efforts. Please see slide 51 for more information.

4 Investor FactBook - Published Feb. 17, 2026

FirstEnergy®

Key 2026 Regulatory Strategies

WV New Generation

- **On February 13, 2026, filed CPCN to self-build and operate 1,200 MW CCGT in Maidsville, WV**
  - Total investment of $2.5B vs. WV 2026F Rate Base of $4.2B
  - Requested cash recovery of financing costs during construction, including equity return
  - Expect to be operational by 12/31/2031
  - Positive in-state reception with various stakeholders
  - Strongly aligned with Governor Morrisey's 50 GW by 2050 initiative
  - Expect approval in 2H26
  - See slide 24 for details

Ohio Three-Year Rate Plan

- **Expect to file in early 2Q26 for the July 2027 - June 2030 period**
- **Attractive regulatory framework includes:**
  - Reduced regulatory lag with 3-year forward-looking test year
  - Line of sight for future earnings with annual true-ups
  - Efficient process with final order due within 360 days of completed application
- **Three-year investment plan to support infrastructure renewal, reliability enhancement, and grid modernization initiatives**

Base Rate Case Cadence

- **WV / MD: Plan to file base rate cases in 2Q26 / 2H26**
- **Strong affordability position, with rates well below the peer average**



Average Residential Rates
(as of 1/1/26, 1,000 kWh per month)
FE
In-State Peer Avg
$167
$225
$139
$177
Maryland
-26%
West Virginia
-21%
FE Rates vs. In-State Peer Average

PJM Open Windows

- **2025 Open Window:** In February 2026, PJM Board approved project awards of $1.2B
  - Stand-Alone Tx: $950M
  - Integrated Tx: $295M
- **2026 Open Window:**
  - Will build off 2024 and 2025 Open Windows
    - 2025 Open Window awarded a total of 122 projects with $11.8B in capital investment (NPV)
  - Based on January 2026 PJM load forecast
    - Includes ~38% increase in peak demand by 2036
  - Estimated timeline includes 3Q26 project submission with awards approved 1Q27

5 Investor FactBook - Published Feb. 17, 2026

FirstEnergy

Continued Focus on Customer Affordability

Average residential rates as of 1/1/2026, based on 1,000 kWh per month



Ohio
Pennsylvania
New Jersey
Maryland
West Virginia
FE Below Peer Avg
8%
11%
26%
26%
21%
Total
Gx
Tx
Dx
T&D is ~33% of total bill
$178
$95
$25
$58
$193
$100
$21
$72
$203
$107
$12
$84
$228
$103
$24
$101
$208
$135
$19
$54
$281
$137
$49
$95
$167
$113
$4
$50
$225
$112
$22
$91
$139
$177
FE Ohio
Peer Avg
FEPA
Peer Avg
JCP&L
Peer Avg
PE-MD
Peer Avg
FE WV
Peer Avg
FE Share of Wallet
2.8%
3.0%
2.3%
1.9%
2.6%

FE bills on average are ~20% below our in-state peers and are expected to remain below in-state peer averages through the 2030 planning period

Supporting Affordability

- Electricity is the lifeblood of our economy and is more important than ever with significant demand growth
- Working with regulators and leaders to identify opportunities to mitigate bill increases
  - Advocating for initiatives that ensure generation supply better aligns to customer demand with price stability in the near term
  - Identifying societal programs, state taxes and other non-value add programs that can provide relief to customer
- Committed to ensuring investments are prudent and provide customer benefits while keeping affordability top of mind
- Focused on controlling Baseline O&M through continuous improvement and strong financial discipline; achieved reduction of 15% since 2022
- Supporting affordability through energy efficiency programs and customer assistance / low-income initiatives
- Protecting existing customers as data center demand increases through volume commitments with credit requirements as needed

Committed to working on customer affordability solutions that allow utilities to attract cost-effective financing to support capital investments

FirstEnergy

6 Investor FactBook - Published Feb. 17, 2026

Financial Plan Overview

2026-2030 PLAN

$36B
Investment Plan
$19B Total Tx Investments
75% Formula investments[2]

10%
FE-Owned Rate Base Growth
16% FE-Owned Tx Rate Base Growth
(2026-2030 CAGR)

6-8%
Near the Top End of Core EPS[1] CAGR (2026-2030)

60-70%
Targeted Dividend Payout Ratio of Core EPS

~14% FFO/DEBT
Committed to BBB/Baa2 credit profile

UP TO $2B EQUITY
Including common equity and equity-like content

2026 GUIDANCE

$2.62-$2.82/SH Core EPS[1] Guidance	**~7% growth** vs. 2025 *(~9% growth vs. Original 2025 guidance midpoint of $2.50/sh)*
$6.0B Investment Plan	**7% growth** vs. 2025 *(14% Total Tx growth vs. 2025)*
$29.4B FE-Owned Rate Base	**10% FE-Owned Rate Base Growth** vs. 2025 *(17% FE-Owned Tx Rate Base growth vs. 2025)*
$1.86/SH Dividend Declarations (Subject to Board Approval)	**4.5% growth** vs. 2025 *(Plan to declare quarterly dividends of $0.465/sh in 2026*

Strong financial plan focused on driving significant customer benefits, supporting economic development, and providing attractive total risk-adjusted returns

7

Investor FactBook - Published Feb. 17, 2026

(1) With respect to Core EPS guidance, the Company is unable to reconcile this forward-looking non-GAAP information without unreasonable efforts. Please see slide 51 for more information. See slides 47-48 for 2024-2025 GAAP to Non-GAAP reconciliations.

(2) Formula Rate investments includes transmission forward-looking formula rate recovery and distribution formula-like capital rider recovery.

FirstEnergy

$36B Investment Plan, 75% Formula Rate Recovery Investor FactBook - Published Feb. 17, 2026 (Incl. $6.6B in Formula Rate Tx) Distribution, $10.3B, 28% Corp, $0.6B, 2% Integrated, $12.6B, 35% Stand-Alone Transmission, $12.7B, 35% Formula 75% Base 25% Corp/Other 2% Fossil Gx 1% Infrastructure Renewal 24% Grid Modernization 17% Energy Efficiency 3% Transmission 53% 47% State Regulated 53% FERC Regulated $36B Investment Plan by Segment 3 Transmission: $19B (Increase of ~35% vs. prior 5-yr plan) ■ Rebuild/replace aging equipment to improve reliability for customers and reduce future maintenance ■ Adding redundancy and system features that allow operators to more swiftly react to changing conditions on the grid, ensuring improved reliability for our customers ■ PJM Open Window projects supporting regional transmission expansion ■ Large load connections to support data centers and AI growth Infrastructure Renewal: $9B (Increase of 28% vs. prior 5-yr plan) ■ Modernizing circuits – updating underground cable, substation equipment and sub transmission lines ■ New capacity to meet future needs of our customers ■ Strengthening lines affected by storms and equipment failures Grid Modernization: $6B (Increase of 20% vs. prior 5-yr plan) ■ Modernizing distribution system through enhanced circuit protection and remote sectionalizing ■ Advanced metering infrastructure (AMI) Energy Efficiency: $1.2B ■ NJ Energy Efficiency commitments $36B Investment Plan by Type Strong customer-focused investment plan with significant incremental investment opportunities such as new generation in WV and additional transmission investments 8

Increasing investments over the planning horizon to enhance reliability and resiliency of the electric grid Formula Rate % $36B Investment Plan By Segment & Year (2026-2030) Investor FactBook - Published Feb. 17, 20269 100% of Capital Plan focused on improving customer reliability, resiliency of system, and awarded / approved / contracted projects (1) Includes ~$0.5B of existing WV generation $1.6 $1.8 $2.2 $2.3 $1.9 $2.0 $1.2 $1.2 $1.2 $1.3 $1.3 $1.3 $0.9 $1.1 $1.2 $1.4 $1.3 $1.4 $1.8 $1.9 $2.2 $2.4 $2.8 $3.4$5.6 $6.0 $6.9 $7.6 $7.4 $8.3 2025A 2026F ~70% 2027F ~70% 2028F ~70% 2029F ~80% 2030F ~80% Distribution Integrated-Dx Integrated-Tx Stand-Alone Transmission Corp/Other Total INTEGRATED STAND-ALONE TRANSMISSION ~$13B DISTRIBUTION ~$10B By Segment (2026-2030) ~$13B ($6.3B Tx, $6.3B Dx(1)) TRANSMISSION ~$19B By Asset Type (2026-2030) DISTRIBUTION (1) ~$17B $B

FE-Owned Rate Base Summary Investor FactBook - Published Feb. 17, 202610 Notes: Rate Base amounts exclude CWIP balances of ~$2B to ~$4B per year that earn AFUDC. Includes capital-like investments that earn a return. Rate Base amounts based on ratemaking view in each jurisdiction. Year-End for PA, NJ-Dx, and 13-Month avg. for OH, NJ-Tx, WV/MD, and Stand-Alone Transmission. Prior disclosures used Year-End amounts for all jurisdictions. $11.1 $12.2 $13.7 $15.3 $16.4 $17.7 $8.0 $8.3 $9.0 $9.4 $9.7 $10.1 $2.2 $2.9 $3.4 $4.3 $5.2 $6.1 $5.4 $6.0 $6.8 $7.8 $8.6 $9.7 $26.7 $29.4 $32.9 $36.8 $39.9 $43.6 2025A 2026F 2027F 2028F 2029F 2030F Distribution Integrated-Dx Integrated-Tx Stand-Alone Transmission Total INTEGRATED STAND-ALONE TRANSMISSION 13% DISTRIBUTION 10% Segment Rate Base CAGRs (2026-2030) 10% (21% Tx, 5% Dx) $7.6 $8.9 $10.2 $12.1 $13.8 $15.8 TRANSMISSION ASSETS 16% $19.1 $20.5 $22.7 $24.7 $26.1 $27.8 DISTRIBUTION ASSETS 8% $B

2026-2030 Core EPS[(1)]

Sustainable, long-term earnings growth driven by rate base growth and financial discipline



$2.20
$2.37
$2.55
$2.72
7.3% Core EPS CAGR
(2023-2026)
Near top end of 6-8% Core EPS CAGR
(2026-2030)
2023A
2024A
2025A
2026F
2030F

2026F Segment Core EPS Ranges	
Distribution	$1.41-$1.49
Integrated	$0.95-$1.03
Stand-Alone Tx	$0.63-$0.65
Corp/Other	($0.37)-($0.35)
FE	$2.62 - $2.82

Key Planning Assumptions

- **Investment plan of $36B** including ~75% in formula rate programs, resulting in ~10% Rate Base CAGR
- **Customer demand growth**
  - Weather-adjusted sales CAGR of 2.2%
  - Primarily from ~5% Industrial growth; driven by active or contracted data centers, with potential upside from data center pipeline (see slide 14)
- **Controlling Baseline O&M** through continuous improvement and strong financial discipline – forecasting 1%-1.5% CAGR
- **Targeting Consolidated ROE of 9.5%-10%**
- **Financing Plan includes strategic mix of cash from ops, debt and modest equity** to fund growth (see slide 17)

(1) With respect to Core EPS guidance, the Company is unable to reconcile this forward-looking non-GAAP information without unreasonable efforts. Please see slide 51 for more information. See slides 47-48 for 2024-2025 GAAP to Non-GAAP reconciliations.

11 Investor FactBook - Published Feb. 17, 2026

FirstEnergy

Dividend Overview Investor FactBook - Published Feb. 17, 202612 $1.60/sh $1.70/sh $1.78/sh $1.86/sh $2.20/sh $2.37/sh $2.55/sh $2.72/sh 2023A 2024A 2025A 2026F Annual Dividend Core EPS Annual Dividends Per Share (Declared) ■ Provided growth of 4.7% in 2025 – Declared Dividends of $1.78/sh vs $1.70/sh in ‘24 – Payout ratio of 70% in 2025 ■ Expect dividend growth of 4.5% in 2026 – Planned declaration of four quarterly dividends of $0.465/sh, totaling $1.86/sh – Expected payout ratio of 68% in 2026 ■ Current Dividend Yield: ~4% (as of 12/31/25) (1) Dividend payments are subject to declaration by the Board of Directors (2) With respect to Core EPS guidance, the Company is unable to reconcile this forward-looking non-GAAP information without unreasonable efforts. Please see slide 51 for more information. See slides 47-48 for 2024-2025 GAAP to Non-GAAP reconciliations. (1) (2) Dividend Policy – Targeted payout: 60-70% of Core Earnings

Load Forecast Only includes active and contracted data center load Investor FactBook - Published Feb. 17, 2026 13 Industrial 37% Commercial 26% Residential 37% Balanced Customer Mix (2026F) 55.5 56.3 57.2 58.0 58.7 59.5 39.6 38.9 38.5 38.3 38.3 38.4 52.3 55.9 61.4 64.7 66.3 66.7 147.5 151.1 157.1 161.1 163.3 164.7 2025A 2026F 2027F 2028F 2029F 2030F ■ Strong Industrial growth driven by expected customer expansions and data centers – Industrial CAGR of ~5% (2026-2030) and 8%+ (2025-2027) – Load forecast includes active/contracted data centers through 2030 and excludes pipeline demand (see slide 14) ■ Commercial sales expected to be relatively flat ■ Residential sales growth incorporates expectations for modest growth from new customers and electrification / EVs 2026-2030 CAGRs Industrial +4.5% Commercial -0.3% Residential +1.4% Weather-Adjusted (M MWHs) 2025-2027 CAGR Industrial +8.3%

Data Center Overview

Potential incremental Transmission investment opportunity of ~$250M/GW [1] for ~13GWs of data center demand in the pipeline

FE: Cumulative Data Center Demand



Contracted
Pipeline
16,985
10,625
12,900
6,540
2,130
4,085
4,085
(MW)
2026F
2031F
2035F

Potential Additions

(Not in Pipeline)



65
15
49
1
Requested
In-Process
Completed
Load Studies[2] (GW)

(MW)		2026F	2031F	2035F
OH	Contracted	825	1,840	1,840
	Pipeline	-	2,930	5,165
	Total	**825**	**4,770**	**7,005**
PA	Contracted	275	495	495
	Pipeline	-	550	1,930
	Total	**275**	**1,045**	**2,425**
MD	Contracted	825	1,480	1,480
	Pipeline	-	1,760	3,685
	Total	**825**	**3,240**	**5,165**
WV	Contracted	190	190	190
	Pipeline	-	260	1,010
	Total	**190**	**450**	**1,200**
NJ	Contracted	15	80	80
	Pipeline	-	1,040	1,110
	Total	**15**	**1,120**	**1,190**
FE	Contracted	2,130	4,085	4,085
	Pipeline	-	6,540	12,900
	Total	**2,130**	**10,625**	**16,985**

- Long-term Pipeline demand of 12.9 GW more than doubled since Feb. 2025 (6.1 GW) and increased 10% since Nov. 2025 (11.7 GW)
  - Pipeline includes reputable customers with reasonable level of confidence of construction based on key factors such as control of property, permitting, development plans, public disclosure of project, etc.
- Long-term Contracted demand of 4.1 GW increased over 40% since Feb. 2025 (2.9 GW) and increased 8% since Nov. 2025 (3.8 GW)
  - Contracted represents a contract to construct facilities and/or an electric service agreement

We are uniquely positioned to take advantage of data center growth, both in our service territory and across the region

[1] Based on current average of completed study estimates for projects in pipeline
[2] Represents 2025 Detailed Load Studies (DLS) / Conceptual Load Studies (CLS) greater than 500 MWs, not contracted or included in FE pipeline

14 Investor FactBook - Published Feb. 17, 2026

FirstEnergy

Controlling Baseline O&M(1) Investor FactBook - Published Feb. 17, 202615 (1) See slide 49 for 2024-2025 GAAP to Non-GAAP Baseline O&M Reconciliation. (2) 2025A Baseline O&M excludes $40M of accelerated O&M from 2026 into 2025 for trend analysis and comparability. Including accelerated O&M, total would be $1,387M. (3) 2026F Baseline O&M includes $40M of O&M accelerated from 2026 into 2025 for trend analysis and comparability. Excluding accelerated O&M, total would be $1,300M. $1,492M $1,280M $1,283M $1,340M 2022A 2023A 2024A 2025A 2026F We remain focused on controlling Baseline O&M through continuous improvement and financial discipline, which is critical to reduce regulatory lag, enable our investment plan, and keep customer bills affordable $1,347M (2) (3) Targeting Baseline O&M below inflation through 2030 Represents add’l required annual maintenance work in PA beginning 1/1/25 as approved in last base rate case

Earned ROE Summary Investor FactBook - Published Feb. 17, 202616 8.8% 9.4% 9.8% 2023A 2024A 2025A Improved Consolidated ROE reflects execution of regulated strategies, financial discipline, and impact of normal weather in 2025Equity Layer 52% 53% 53% Period-End Rate Base $26.3B $25.6B $27.8B FE Consolidated ROEs FE’s ownership of FET (including MAIT class B shares) of 82.8% at 12/31/23, 56.5% at 12/31/24 and 55.9% at 12/31/25. Targeting Consolidated ROEs of 9.5%-10% through 2030 (1) See Slides 25-43 for additional details on Rate Base, ROEs, and Capital Structure (2) Represents allowed ROE in Nov. 2025 PUCO order in 2024 base rate case. (3) Represents current PA PUC benchmark ROE used for DSIC purposes. ROE was Settled in the last rate case. Segment Legend Distribution Integrated Stand-Alone Tx Note: ROEs calculated based on period-end Rate Base as noted above. Certain jurisdictions, including Transmission and WV/MD, use a 13-month average rate base for regulatory purposes. 10.45% 11.7% 10.3% 9.88% 10.45% 9.5% 9.8% 10.2% 9.6% 10.05% 9.63% KATCo TrAILCo MAIT ATSI MD (Tx) MD (Dx) WV NJ (Tx) NJ (Dx) PA OH Allowed ROE by Jurisdiction(1) (3) (2)

2026-2030 Financing Plan

~65% of Investment Plan funded by Cash from Operations

~$3B annually of incremental debt to fund investment plan

Avg. annual common equity issuances at 1%[3] of current market cap

Targeting ~14% FFO/Debt



$24.5
$18
($36)
($6.5)
Up to $2B Equity / Equity-like content
(Including $100M annually for employee benefit programs)
$B
Cash From Operations (GAAP) (1)
Net Debt (2) & Equity Financing
Investment Plan
Cash Planned for Dividends / Other

2026 Subsidiary LT Debt Financing Plan

$M	Issuances	Redemptions	Notes
FE PA	850	(300)	5.15% due 3/30/26
CEI	500	-	New issuance
JCP&L	350	-	New issuance
MP	300	-	New issuance
PE	150	-	New issuance
FET	400	-	New issuance
MAIT	250	-	New issuance
ATSI	175	(75)	4.0% due 4/15/26
Sub-Total	$2,975	($375)	$2,600 Net change

- 2026 Financing Plan supports $6B investment plan and investment-grade credit metrics
- Focused on maintaining appropriate liquidity, target credit profiles, and regulatory capital structures at targeted/allowed levels

2026-2030 Financing Plan supports $36B investment plan and BBB/Baa2 credit profile

(1) Incorporates estimated impact of including deductions for tax repairs on Corporate Alternative Minimum Tax calculation, representing < 2% improvement in Cash from Operations.

(2) Includes both utility & FE Corp. debt. FE Corp incremental debt issuance is expected to include up to ~$2B of the ~$16B of new debt financing between 2026-2030. Potential to include fixed income securities that receive partial equity credit, subject to market conditions. FE Corp. total debt as a percentage of total consolidated debt is expected to decrease from ~25% at 12/31/25 to ~20% over the course of the current planning horizon.

(3) Average common equity issuance per year over the 2026-2030 period, which includes $100M annually for employee benefit programs.

17 Investor FactBook - Published Feb. 17, 2026

FirstEnergy

Consolidated Long-Term Debt Maturities As of December 31, 2025 18 Investor FactBook - Published Feb. 17, 2026 3 0 0 1 ,2 0 0 1 ,1 0 0 4 0 0 2 7 5 6 0 0 1 2 5 6 5 0 3 0 0 5 2 5 1 0 0 1 5 0 1 0 0 3 7 5 5 0 5 0 2 5 0 4 5 0 1 0 0 5 5 5 2 5 0 5 0 0 5 7 5 4 0 0 7 0 0 7 0 0 3 0 0 6 0 0 2 0 0 1 4 5 1 5 5 4 5 1 0 0 7 5 1 ,1 0 0 7 2 5 9 0 0 8 7 5 7 7 5 4 0 0 7 2 5 8 0 0 7 5 5 0 02 9 4 1 ,5 0 0 1 ,3 5 0 1 ,0 5 0 1 ,1 5 0 6 0 7 8 5 0 - 500 1,000 1,500 2,000 2,500 3,000 2 0 2 6 2 0 2 7 2 0 2 8 2 0 2 9 2 0 3 0 2 0 3 1 2 0 3 2 2 0 3 3 2 0 3 4 2 0 3 5 2 0 3 6 2 0 3 7 2 0 3 8 2 0 3 9 2 0 4 0 2 0 4 1 2 0 4 2 2 0 4 3 2 0 4 4 2 0 4 5 2 0 4 6 2 0 4 7 2 0 4 8 2 0 4 9 2 0 5 0 2 0 5 1 2 0 5 6 2 0 5 9 FE Corp. Stand-Alone Transmission Integrated Distribution $M VALUE ($B) AVG RATE AVG LENGTH Distribution $6.6 4.87% 9 yrs Integrated $5.8 4.67% 9 yrs Stand-Alone Transmission $6.9 4.48% 9 yrs FE Corp $6.8 3.65% 14 yrs Consolidated Total $26.1 4.40% 10 yrs Stand-Alone Transmission segment debt is shown on a Consolidated basis (includes 100% FET ownership). Excludes securitization bonds. FE Corp. $294M maturing 5/1/26 to be redeemed with cash

Investment-Grade Credit Profile with Continued Positive Momentum

	Issuer			Senior Secured			Senior Unsecured			Outlook		
	S&P	Moody's	Fitch	S&P	Moody's	Fitch	S&P	Moody's	Fitch	S&P	Moody's	Fitch
FirstEnergy Corp.*	BBB+	Baa3	BBB				BBB	Baa3	BBB	S	S	S
Distribution Segment												
FirstEnergy Pennsylvania Electric Co.	A-	A3	A-	A	A1		A-	A3	A	S	S	S
Cleveland Electric Illuminating	BBB+	Baa3	BBB+				BBB+	Baa3	A-	S	S	P
Ohio Edison	A-	A3	BBB+	A	A1	A	A-	A3	A-	S	S	P
Toledo Edison	BBB+	Baa2	BBB+	A	A3	A				S	S	P
Integrated Segment												
Jersey Central Power & Light	BBB+	A3	A-				BBB+	A3	A	S	S	S
Monongahela Power	BBB	Baa2	A-	A-	A3	A+		Baa2		P	S	S
Allegheny Generating Co.	BBB-	Baa2	A-							S	S	S
Potomac Edison	BBB	Baa2	BBB+	A-	A3	A				P	S	S
Stand-Alone Transmission Segment												
FirstEnergy Transmission*	A	Baa2	BBB+				A-	Baa2	BBB+	S	S	S
American Transmission Systems Inc.	A	A3	A				A	A3	A+	S	S	S
Mid-Atlantic Interstate Transmission	A	A3	A				A	A3	A+	S	S	S
Trans-Allegheny Interstate Line Co.	A	A3	A				A	A3	A+	S	S	S
Keystone Appalachian Transmission Co.		A3	A-								S	S

*Holding company

S = Stable
P = Positive
N = Negative

Ratings are not recommendations to buy, sell, or hold securities. Ratings are subject to change or withdrawal at any time by the credit rating agencies.

Most Recent Ratings Changes

- **On December 23, 2025, S&P upgraded FirstEnergy Corp's LT issuer rating to BBB+ from BBB.**
  - **S&P also upgraded all subsidiaries one notch, excluding Toledo Edison (TE), Mon Power (MP) and Potomac Edison (PE).**
  - **S&P affirmed the ratings of TE, MP and PE and revised the outlook of TE to stable and the outlooks of MP and PE to positive.**
- On September 23, 2025, Fitch upgraded FirstEnergy PA's LT issuer rating to A- from BBB+.
  - Fitch also affirmed the ratings and outlooks of all other Companies.

FE Corp. and all subsidiaries are investment grade at all three rating agencies

Targeting ~14% FFO/Debt – Committed to achieving and maintaining BBB/Baa2 credit profile

19 Investor FactBook - Published Feb. 17, 2026

FirstEnergy

Pension/OPEB Summary

- **FE is the sponsor of the benefit plans for employees at FE's subsidiaries**
- **FE uses the Mark-to-Market (MTM) method for Pension/OPEB costs**
  - Preferred method of accounting under GAAP; recognizes gains and losses in the year incurred, instead of being amortized over time
  - Each year at year-end, annual MTM adjustments are made to reflect changes in discount rates, actual return on plan assets, and any other differences in actuarial assumptions
    - In certain instances, other events (e.g., significant plan changes) may result in MTM adjustments to be recognized in an interim period
- **FE follows a total return investment approach while considering liabilities to optimize the long-term return on plan assets for a prudent level of risk**
  - YE25 Target asset allocation: Public Equity 30%, Fixed Income 29%, Private equity/debt 20%, Real estate 10%, Cash & derivatives 6%, Alternatives 5%
- **Executed pension lift-outs, which reduces total pension liability by ~17%**
  - On December 20, 2023, FE executed a lift-out transaction that transferred ~$720M of plan obligations to insurance providers
  - On January 8, 2025, FE executed a second lift-out transaction that transferred ~$650M of plan obligations to insurance providers
- **2025 asset performance lowered required pension funding contributions to $1.3B from $1.8B through 2032**
  - Current projection assumes required contributions of ~$510M in '27-'28, ~$440M '29-'30, ~$335M post-'30 (updated annually)



($1,165)
($596)
$809
($952)
($485) Interest, Service Costs & Other
($34) Actuarial Changes
($77) Discount Rate
+$809 ROA
$M
Funded Status (84% @ YE24)
Negative Drivers
Positive Drivers
Funded Status (86% @ YE25)

Funded Status – Qualified Pension

$B	2024A	2025A
PBO	$7.5	$7.0
Total Assets	$6.3	$6.0
Underfunded Amount	$1.2	$1.0
Funded Status	84%	86%
ROA	-0.4%	15.4%
Discount Rate (PBO)	5.7%	5.6%

Jan '25 lift-out reduced PBO by ~$650M

GAAP Income Statement Impacts

GAAP EPS	2024A	2025A	2026F
Total Net Periodic Benefit Credits[1]	$0.06	$0.35	$0.10

[1] Includes year-end MTM gain/(loss) of ($0.07) in 2024 and $0.29 in 2025. Excluding MTM, Total Net Periodic Benefit Credits of $0.13, $0.06, and $0.10, respectively.

20 Investor FactBook - Published Feb. 17, 2026

Sensitivity (+/-) Full-Year EPS Impact (+/-) Sales Residential 1% ~$0.03 Commercial 1% ~$0.01 Industrial 1% < $0.01 Weather HDD 75 HDD vs. normal (Dec-Mar) ~$0.01 CDD 25 CDD vs. normal (June-Sept) ~$0.01 ROE Distribution: OH PA 1% (100 bps) ~$0.04 ~$0.07 Integrated: NJ (Dx / Tx) WV/MD (Dx&Gx / Tx) 1% / 0.5% (100 bps / 50 bps) ~$0.03 / ~$0.01 ~$0.04 / ~$0.005 Stand-Alone Transmission: ATSI MAIT TrAILCo KATCo 0.5% (50 bps) ~$0.01 ~$0.01 ~$0.005 ~$0.005 2026F Guidance Earnings Sensitivities Investor FactBook - Published Feb. 17, 202621

Near-Term Incremental Investment Opportunities Investor FactBook - Published Feb. 17, 202622 Transmission Investments WV Generation Getty Images FE Ideally Located for Incremental Investment Opportunities

$5.4 $6.0 $6.8 $7.8 $8.6 $9.7 $2.2 $2.9 $3.4 $4.3 $5.2 $6.1 $7.6 $8.9 $10.2 $12.1 $13.8 $15.8 2025A 2026F 2027F 2028F 2029F 2030F Stand-Alone Tx Integrated Tx FE Transmission System Ideally Situated Investor FactBook - Published Feb. 17, 202623 Integrated Tx 21% Stand-Alone Tx 13% CAGRs (2026-2030) $B Integrated Tx $6.3B Stand-Alone Tx $12.7B Tx Investments (2026-2030) $B $1.8 $1.9 $2.2 $2.4 $2.8 $3.4 $0.9 $1.1 $1.2 $1.4 $1.3 $1.4 $2.6 $3.0 $3.3 $3.8 $4.1 $4.8 2025A 2026F 2027F 2028F 2029F 2030F Stand-Alone Tx Integrated Tx (GW) 2025 2035F 33.5 17.0* FE’s total peak demand has the potential to increase ~50% by 2035 50.5 *Includes Contracted and Pipeline Data Centers (GW) 222.1 Long-Term Load Forecast Report, Jan ‘26 PJM’s total peak demand forecasted to increase ~38% by 2036 2025 2036F 160.7 61.4 FE Ideally Located for Incremental Investment Opportunities ▪ Interconnected with a broad number of utilities ▪ Located near several strategic high- voltage corridors that are vital to the regional Transmission system and infrastructure build-out ▪ ~70% of Transmission assets reaching end of life in next ten years ▪ Invested ~$17B since 2014 addressing less than 1/3 of the system FE-Owned Transmission Rate Base Total Transmission Investment Plan Expect significant incremental investment opportunities to upgrade our existing system, support growing demand, and future PJM Open Windows Current plan increases Total Transmission investments by ~85% and doubles FE-Owned Transmission Rate Base

MP and PE-WV CPCN and Siting Certificate Filing

Filed 2/13/26 (Docket Number: 26-0108-E-CN)

This represents incremental investment opportunity that is not embedded in plan and would be additive to plan upon WVPSC approval (which is expected second half of 2026)

Key Statistics	
	Total (CCGT / Solar)
Capacity	1,270 MW (1,200 / 70)
Total Investment[1]	\$2.7B (\$2.5B / \$0.2B)
Contract Model	Engineer, Procure, Construct (EPC)
Location	Maidsville, WV (CCGT) Various in WV[2] (Solar)
Operational Date	12/31/2031 (CCGT), 2027-2030 (Solar)
MP Cap Structure	50% Debt / 50% Equity
MP Allowed ROE	9.8%



Proposed Investment Plan by Year ($M)
$70
$315
$570
$655
$550
$385
$115
2026
2027
2028
2029
2030
2031
2032
CCGT
Solar
(Rounded to nearest $5M)

Filing Summary

MP and PE-WV filing on 2/13/26 for approval to build 1,200 MW Siemens H / HL technology combined cycle gas turbine (CCGT) in Maidsville, West Virginia, and 70 MW of utility scale solar[2] across 3 locations in West Virginia

Key Components

- Requested expedited treatment from PSC to approve appropriate ratemaking recognition for capital and operational costs
- Proposed new generation surcharge designed to:
  - Cash recovery of AFUDC on CWIP while the projects are under development / construction
  - Transition to recovery in base rates once the projects are placed in-service and approved through a base rate case
- Filed for abandonment, which would allow MP and PE to recoup prudently incurred costs for a project or asset that is canceled, abandoned, or stranded due to factors beyond their control
- Proposed fuel strategy to seek competitive bids for long-term gas supply contract with costs recovered through the annual ENEC filing
- Seeking low interest loan with the Department of Energy (DOE)
  - If approved, could provide customer savings of more than \$200M over the 30-yr term[3]
- Once in service, the impact of the project to customer rates is expected to be minimal

Next Steps

- Expect CPCN and DOE loan approval in 2H26
- Finalize long lead time equipment contract terms and begin negotiations with EPC providers
- Issue RFP for gas supply

[1] Class Level 4 Cost Estimate
[2] Utility-scale solar to be located at the Davis, Wylie Ridge, and Valley Point locations
[3] Based on 50% debt funding

24 Investor FactBook - Published Feb. 17, 2026

FirstEnergy

Investor FactBook - Published Feb. 17, 202625 Modernizing and upgrading our system through increased investments to enhance the customer experience Providing safe, reliable and affordable energy every day Delivering Customer-Focused Growth and Enhancing Reliability 4M+ Customers 2 States $12.2B Rate Base (2026F) 10% Rate Base Growth (2026-2030) $10.3B Investment Plan (2026-2030) ~60% Investments Recovered via Formula Rates (2026-2030) OH PA Distribution Segment Overview OH & PA Operations: Distribution Only 9.63% OH(1) 10.05% PA(2) ROEs (1) Allowed ROE in Nov. 2025 PUCO Order in 2024 base rate case. (2) Represents current PA PUC benchmark. PA ROE was Settled in the last rate case.

Distribution Investment Plan (2026-2030)

Ohio

- **$3.6B investment plan to drive benefits for customers**
  - $1.2B grid modernization investments through circuit rebuilds, transformer upgrades, proactive new capacity sources and continued implementation of Advanced Metering Infrastructure (AMI)
  - $2.4B infrastructure renewal investments focused on replacing and rehabilitating overhead and underground equipment, and strengthening circuits affected by storms and equipment failures
  - Focus on historic trouble areas to enhance reliability and customer experience

Pennsylvania

- **Robust $6.7B investment plan to drive benefits for customers**
  - Investment plan enables accelerated reliability enhancements
  - $3.4B infrastructure renewal includes modernizing underground networks, replacing aged equipment, and new business connections
  - $3.3B grid modernization to rebuild circuits, add network automation and standardized voltages, upgrading hardware, and proactive construction of new sources to support economic growth and increased resiliency



25% increase in Investments (2030 vs. 2025)
Total
PA
OH
$1,620
$999
$621
$1,755
$1,110
$645
$2,230
$1,505
$725
$2,345
$1,660
$685
$1,930
$1,220
$710
$2,035
$1,220
$815
$M
2025A
2026F
2027F
2028F
2029F
2030F

Total Investments
(2026-2030)

PENNSLYVANIA
$6.7B

OHIO
$3.6B[(1)]

[(1)] Does not include incremental investments that might be requested in Three-Year Rate Plan.

26 Investor FactBook - Published Feb. 17, 2026

Distribution Rate Base Investor FactBook - Published Feb. 17, 202627 $4.2 $4.5 $4.9 $5.2 $5.6 $6.0 $6.9 $7.7 $8.8 $10.1 $10.8 $11.7 2025A 2026F 2027F 2028F 2029F 2030F PA OH $16.4B $17.7B $11.1B $15.3B $13.7B $12.2B Note: Rate Base amounts exclude CWIP balances of ~$0.6B to ~$0.9B per year that earn AFUDC. $B OHIO 8%(1) PENNSYLVANIA 11% State Rate Base CAGRs (2026-2030) (1) Does not include impact of incremental investments that might be requested in Three-Year Rate Plan.

Ohio Overview





ToledoEdison
The Illuminating Company
OhioEdison

2.2M CUSTOMERS

Torrence Hinton
President of Ohio

INDUSTRIES SERVED: Primary and Fabricated Metals, Chemical, Automotive, Petroleum, Data Centers, Plastics & Rubber

100%
of Investments expected to be recovered through formula rates under the Three-Year Rate Plan

$4.5B
Rate Base (2026F)

9.63%[1]
Allowed ROE

51.2%[1]
Allowed Equity

Recent/Planned Regulatory Proceedings

- **2024 Base Rate Case:** Received PUCO order 11/19/25, which included an annual net revenue adjustment of $34M; rehearing pending
- **House Bill 6-Related Proceedings:** PUCO approved settlement 1/7/26 resolving all matters
  - Matters resolved: Corporate Separation, Rider DMR, Rider DCR, and Political & Charitable Spend
- **Three-Year Rate Plan:** Expect to file in early 2Q26 for the July 2027 - June 2030 period
  - 3-year forward-looking test year
  - Line of sight for future earnings with annual true-ups
  - Final order due within 360 days of completed application
  - Three-year investment plan to support infrastructure renewal, reliability enhancement, and grid modernization initiatives

Political Overview

Governor	Party	Term Ends
Michael DeWine	R	Jan. '27
PUCO	**Party**	**Term Ends**
Jenifer French (C)	R	Apr. '29
Lawrence K. Friedeman	D	Apr. '30
John D. Williams	I	Apr. '28
Dennis P. Deters	R	Apr. '31
Daniel R. Conway	R	Apr. '27

Affordability

Average Customer Bills, as of 1/1/2026

Total Residential Bills (1,000 kWh usage)



$178
$193
Gx
Tx
Dx
$95
$25
$58
$100
$21
$72
FE OH
Peer Avg.

FE rates 8% below peer avg.

(1) Allowed ROE and Allowed Equity in Nov. 2025 PUCO Order in 2024 base rate case.

28 Investor FactBook - Published Feb. 17, 2026

FirstEnergy

Pennsylvania Overview



John Hawkins
President of Pennsylvania



FirstEnergy

Rate Districts
- Penn Power
- West Penn Power
- Penelec
- Met-Ed

2.1M CUSTOMERS

INDUSTRIES SERVED: Primary and Fabricated Metals, Shale Gas, Chemical, Coal Mining, Food and Electric Equip Manufacturing, Plastics & Rubber

Recent/Planned Regulatory Proceedings

- **2024 Base Rate Case:** Successful implementation of $225M net revenue adjustment
  - Enhanced investment in field resources, vegetation management, and inspection and maintenance of overhead lines and transformers
  - Improved reliability experience for our customers
  - Increased investment in customer programs
  - Recovery of ongoing storm costs and rate case expenses
- **LTIIP III:** Continued investment in reliability-driven projects
  - $1.6B investment plan (2025-2029); ability to increase plan by 20% without need for filing update
  - Includes accelerated replacement of aged infrastructure, circuit rebuilds, and network automation
- **Default Service Plan VII (DSP VII):** Filed 2/3/26, effective 6/1/27
  - Plan to support non-shopping customers, with affordability at the forefront
  - Includes mix of short- and long-term products to ensure price stability

Investment Recovery Mechanisms



46%
54%
Base Rates
Formula

$7.7B
Rate Base (2026F)

10.05%[(1)]
Allowed ROE

54%
Actual Equity (12/31/25)

Political Overview

Governor	Party	Term Ends
Josh Shapiro	D	Jan. '27
PA PUC	**Party**	**Term Ends**
Steve DeFrank (C)	D	Apr. '30
Kimberly M Barrow (VC)	D	Apr. '28
Ralph Y. Yanora	R	Apr. '29
John F. Coleman, Jr.	R	Apr. '27
Kathryn L. Zerfuss	D	Apr. '26

Affordability

Average Customer Bills, as of 1/1/2026



Total Residential Bills (1,000 kWh usage)
$203
$228
Gx
Tx
Dx
$107
$12
$84
$103
$24
$101
FE PA
Peer Avg.

FE rates 11% below peer avg.

(1) Represents current PA PUC benchmark. PA ROE was Settled in the last rate case.

29 Investor FactBook - Published Feb. 17, 2026

FirstEnergy

Integrated Segment Overview

WV, MD, & NJ Operations: Distribution, Transmission & Regulated Generation

~2M Customers

3 States[1]


Fort Martin Power Station (Coal & Solar)
Harrison Power Station (Coal)
Rivesville (Solar)
Marlowe (Solar)
Bath County Pumped Hydro
WV
MD
NJ

10.2-10.45% TX
9.5-9.8% DX
Allowed ROEs

$11.2B
Rate Base (2026F)

[1] Segment also includes transmission assets in VA (owned by PE)

Delivering Customer-Focused Growth and Enhancing Reliability

- Modernizing and upgrading our system **to support the energy transition**
- Increasing investments to **support infrastructure renewal** and **enhance system performance**
- Providing **safe**, **reliable** and **affordable energy** every day

10%
Rate Base Growth
(2026-2030)

ENERGIZE 365
$12.6B
Investment Plan
(2026-2030)

~65%
Investments Recovered via Formula Rates
(2026-2030)

30 Investor FactBook - Published Feb. 17, 2026

FirstEnergy

Integrated Investment Plan (2026-2030)

New Jersey

- **Robust $6.9B investment plan focused on key investments to improve reliability and the customer experience**
  - Modernizing the grid through focused investments in highest priority circuits
  - Increasing remote capability and control through EnergizeNJ
  - Upgrading transmission assets focusing on long-term reliability improvements and capacity planning
  - Continuing Energy Efficiency commitments to help meet state goals and customer needs

West Virginia & Maryland

- **Robust $5.8B investment plan focused on key investments to improve reliability and the customer experience**
  - Modernizing the distribution system through targeted investments in priority circuits and enhanced circuit protection and remote sectionalizing
  - Improving underground circuits to reduce critical conditions
  - Investing in upgrades to support load growth
  - Upgrading transmission assets focusing on long-term reliability improvements and capacity planning



20% increase in Investments (2030 vs. 2025)
45% increase in Investments (2030 vs. 2025)
$M
$1,246
$546
$700
2025A
$1,325
$640
$685
2026F
$1,295
$590
$705
2027F
$1,375
$605
$770
2028F
$1,385
$665
$720
2029F
$1,490
$735
$755
2030F
New Jersey
$835
$330
$505
2025A
$920
$450
$470
2026F
$1,090
$580
$510
2027F
$1,380
$815
$565
2028F
$1,160
$590
$570
2029F
$1,220
$650
$570
2030F
West Virginia/Maryland
$6.9B Total Investments (2026-2030)
$5.8B Total Investments (2026-2030)

Investment Plan Average ('26-'30)	Dx: ~50% | Tx: ~50%	Dx: ~50% | Tx: ~50%

31
Investor FactBook - Published Feb. 17, 2026
FirstEnergy

Investor FactBook - Published Feb. 17, 202632 $B $3.7 $4.0 $4.4 $4.8 $5.1 $5.3 $4.3 $4.3 $4.6 $4.6 $4.6 $4.7 $1.4 $1.8 $2.1 $2.5 $2.9 $3.3 $0.8 $1.1 $1.3 $1.8 $2.3 $2.8 $5.1 $5.8 $6.5 $7.3 $8.0 $8.6 $5.1 $5.4 $5.9 $6.4 $6.9 $7.6 2025A 2026F 2027F 2028F 2029F 2030F 2025A 2026F 2027F 2028F 2029F 2030F New Jersey West Virginia/Maryland Integrated Rate Base 10% Rate Base growth at Integrated Segment (2026-2030 CAGR), which includes 21% Transmission CAGR Note: Rate Base amounts exclude CWIP balances of ~$1.3B to ~$1.5B per year that earn AFUDC. ▪ ▪ Tx Dx/Gx ▪ ▪ Tx Dx

New Jersey Overview



Doug Mokoid
President of New Jersey



34.5kV
115 kV
230 kV
500 kV
JCP&L

1.2M CUSTOMERS

INDUSTRIES SERVED: Chemical, Primary and Fabricated Metals, Food Manufacturing, Plastic & Rubber

Investment Recovery Mechanisms



29%
22%
49%
Base Rates
Dx Formula
Tx Formula

$4.0B DX	**$1.8B** TX

Rate Base (2026F)

9.6% DX	**10.2%** TX

Allowed ROEs

~52%
Allowed Equity

Recent Regulatory Proceedings

- **NJ Investment Infrastructure Program (IIP) - EnergizeNJ**
  - 3.5 year program (7/1/25-12/31/28) with estimated total costs of $339.1M, including $202.5M of IIP capital investments, $132M of matching capital investments and $4.6M of O&M expense
  - $202.5M of capital investments recovered through the EnergizeNJ Rider mechanism
    - ROE of 9.4% applied to investments while recovered under EnergizeNJ Rider mechanism
    - Once rolled-in to base rates, ROE will adjust to JCP&L's most recent authorized ROE
  - $132M of matching capital investments, recovered through base rates, to be completed by end of the program
  - JCP&L is to maintain $200M minimum annual baseline capital investments during each year of the program (prorated for 2025)
  - Requirement to file a base rate case no later than January 1, 2030
- **2025 Open Window: In February 2026, PJM Board approved project awards for JCP&L of ~$255M**

Political Overview

Governor-elect	Party	Term Ends
Mikie Sherrill	D	Jan. '30
NJ BPU	**Party**	**Term Ends**
Christine Guhl-Sadovy (P)	D	Mar '29
Michael Bange	R	Mar '30
Zenon Christodoulou	D	Mar '26
Joseph Coviello	D	Jan '32
Emma Rebhorn	D	Jan '32

Affordability

Average Customer Bills, as of 1/1/2026



Total Residential Bills (1,000 kWh usage)
Gx
Tx
Dx
$208
$135
$19
$54
JCPL
$281
$137
$49
$95
Peer Avg.

FE rates 26% below peer avg.

33 Investor FactBook - Published Feb. 17, 2026

FirstEnergy

West Virginia & Maryland Overview



Jim Myers
President of WV & MD



MD
WV
Mon Power
Potomac Edison

555K WV CUSTOMERS
295K MD CUSTOMERS

INDUSTRIES SERVED: Chemical, Coal Mining, Non-Metallic Minerals, Plastics and Rubber Products, National Security, Crop Projection, Technical Services

Recent/Planned Regulatory Proceedings

- **WV New Generation:** Filed CPCN on 2/13/2026, expect approval in 2H26 (see slide 24)
  - Expect CCGT to be operational by 12/31/2031
  - Significant political, economic and regulatory support for new generation in the state
    - Aligned with Governor Morrisey's 50 GW by 2050 initiative
  - Filed for low-interest loan with DOE under the Energy Dominance Financing Program
- **WV Base Rate Case:** Expected to file in 2Q26, anticipated rates effective 1Q27
- **MD Base Rate Case:** Expected to file in 2H26, anticipated rates effective 1Q27
- **2025 Open Window: In February 2026, PJM Board approved project awards for MP/PE of ~$40M**

Investment Recovery Mechanisms



7%
40%
53%
Base Rates
Dx/Gx Formula
Tx Formula

WV	MD	
$4.2B	$1.2B	Rate Base (2026F)
9.8%	9.5%/10.45% MD: DX / TX	Allowed ROEs
50%	53%/50% MD: DX / TX	Allowed Equity

Political Overview

WV Governor	Party	Term Ends
Patrick Morrisey	R	Jan. '29
WV PSC	**Party**	**Term Ends**
Charlotte R. Lane (C)	R	Jun. '25
Renee A. Larrick	R	Jun. '29
William B. Raney	I	Jun. '27

MD Governor	Party	Term Ends
Wes Moore	D	Jan. '27
MD PSC	**Party**	**Term Ends**
Kumar P. Barve (C)	D	Jun. '29
Frederick H. Hoover	D	Jun. '28
Ryan C. McLean	R	Jun. '30
Bonnie A. Suchman	D	Jun. '27
Odogwu Obi Linton	I	Jun. '26

Affordability Average Customer Bills, as of 1/1/2026

Total Residential Bills (1,000 kWh usage)

West Virginia
(Fully Integrated)



$139
$177
MP / PE
Peer Avg.

FE rates 21% below peer avg.

Maryland



Gx
Tx
Dx
$167
$113
$4
$50
$225
$112
$22
$91
PE
Peer Avg.

FE rates 26% below peer avg.

34 Investor FactBook - Published Feb. 17, 2026

FirstEnergy

Investor FactBook - Published Feb. 17, 2026 Existing WV Generation Overview (MP) 35 Bath Co. (VA) Harrison Ft. Martin Rivesville Wylie Ridge Marlowe Davis Ft. Martin PJM Zone State Fuel Type Units Net Max Cap (MW) Year Plant Comm 2025 Output M MWH Bath Co. Dominion VA Hydro 6 487(1) 1985 0.7 Ft. Martin APS WV Coal 2 1,098 1967 6.1 Harrison APS WV Coal 3 1,984 1972 10.8 OVEC Rest of RTO Multiple Coal Multiple 11(2) Various <0.1 Solar APS WV Solar 3 30(3) 2024, 2025 <0.1 Total 3,610 (1) Represents MP’s indirect 16.25% interest in Bath County, a pumped-storage hydroelectric station. Bath County is also 23.75% owned by LS Power (non-FE affiliated) and operated by 60% owner Virginia Electric and Power Company (non-FE affiliated). (2) Represents MP’s 0 .49% entitlement based on its participation in OVEC (3) Online output includes Ft. Martin, Marlowe, and Rivesville. When Davis and Wylie Ridge come online, solar will total 50 MW; total planned solar if new generation filing is approved will be around 100 MW. EXISTING REGULATED GENERATION

Stand-Alone Transmission Segment Overview FET (ATSI, TrAILCo, MAIT), Joint Ventures, and KATCo 13% FE-Owned Rate Base Growth (2026-2030) Investor FactBook - Published Feb. 17, 202636 A premium business with a continued long-term pipeline of organic transmission investment opportunities and demonstrated long-term execution Focused on investments that improve grid reliability and grid resiliency Ideal geographic location supporting continued growth opportunities from new load $12.7B Consolidated Investment Plan (2026-2030) 100% FERC-regulated, forward-looking rates 9.88%(1) -12.7% Allowed ROEs $6.0B FE-Owned Rate Base (2026F) 5 States (1) ROE previously 10.38% and is subject to ongoing litigation re: Transmission ROE Incentive (OCC v. ATSI, et al.)

$777 $890 $920 $1,140 $1,130 $1,290 $799 $815 $945 $885 $1,070 $1,130 $56 $40 $50 $50 $55 $60 $133 $170 $195 $215 $280 $305 $125 $285 $610 $1,765 $1,930 $2,160 $2,415 $2,820 $3,395 2025A 2026F 2027F 2028F 2029F 2030F Total Joint Ventures KATCo TrAIL MAIT ATSI Stand-Alone Transmission Investment Plan (2026-2030) Investor FactBook - Published Feb. 17, 202637 Note: Consolidated plan including Brookfield’s ownership percentage. Joint Ventures (JV) Investment amounts represent FET’s share of the JV. $M ▪ Investment Plan of $12.7B over 2026-2030 – Transmission only – recovered through 100% formula rates ▪ Increasing investments by ~90% across planning period, from $1.8B in 2025 to $3.4B in 2030 ▪ Investments focused on enhancing system performance, reliability, and resiliency, and only includes awarded, approved and contracted projects ATSI* $5.4B MAIT* $4.8B KATCo $1.2B Total Investments (2026-2030) TrAILCo* $0.3B Joint Ventures* $1.1B *Represents subsidiaries of FET, LLC. Brookfield’s ownership % represents $5.1B of $12.7B Total Stand-Alone Transmission Investments

Stand-Alone Transmission Rate Base Investor FactBook - Published Feb. 17, 2026 38 Note: Rate Base amounts are shown on an FE-Owned basis and represent a 13-month average. Prior disclosures used Year-End amounts. Rate Base amounts exclude CWIP balances of ~$1.1B to ~$1.3B per year that earn AFUDC. Joint Ventures Rate Base represents FE’s ownership share of the JV, which includes FERC-approved CWIP in Rate Base. $B MAIT 15% KATCo 18% OpCo Rate Base CAGRs (2026-2030) ATSI 10%$2.3 $2.5 $2.8 $3.1 $3.4 $3.7 $1.9 $2.2 $2.5 $2.9 $3.2 $3.9 $0.7 $0.7 $0.7 $0.7 $0.7 $0.6 $0.5 $0.6 $0.7 $0.9 $1.0 $1.1 $0.2 $0.3 $0.4 $5.4 $6.0 $6.8 $7.8 $8.6 $9.7 2025A 2026F 2027F 2028F 2029F 2030F ATSI MAIT TrAIL KATCo Joint Ventures Total

Stand-Alone Transmission Overview



Mark Mroczynski
President of Transmission


MAIT
KATCo
ATSI
TrAILCo

100%
FERC-regulated, forward-looking rates

$6.0B
FE-Owned Rate Base (2026F)

9.88% - 12.7%
Allowed ROEs

Stand-Alone Transmission Segment Overview

- **Segment currently includes FET, KATCo, and Transmission Joint Ventures**
  - FET, LLC is 50.1% owned by FE and is the parent of ATSI, TrAILCo, and MAIT and includes FET's equity interest in Valley Link JV and Grid Growth JV
    - With FE's ownership of MAIT through Class B shares, FE owns 55.9% of FET Rate Base as of 12/31/25
  - KATCo is 100% owned by FE
- **Organic investment growth continues to support grid reliability and resiliency**
  - More than 50% of Stand-Alone Transmission assets will reach end of life in the next 10 years
- **2025 Open Window Update**
  - FET was awarded $950M through direct awards and the new Grid Growth JV
- **Ideal geographic location supporting continued growth opportunities from new load**
  - Expect continued investment to support AI, electrification and industrial growth
  - Load study requests of 500MW+ in FE footprint have increased ~5x compared to 2023

Political Overview

FERC	Party	Term Ends
Laura Swett (Chair)	R	Jun. '30
David LaCerte	R	Jun. '26
David Rosner	D	Jun. '27
Lindsey S. See	R	Jun. '28
Judy W. Chang	D	Jun. '29

Affordability

- On average, Transmission charges make up ~8% of Total Customer bill in our 4 deregulated states
- Committed to ensuring investments provide customer benefits while keeping affordability top of mind

39 Investor FactBook - Published Feb. 17, 2026

FirstEnergy

ATSI Overview Ownership: FE 50.1% / Brookfield 49.9% Investor FactBook - Published Feb. 17, 202640 69 kV 138 kV 345 kV Jurisdiction FERC Test year Forward-looking Term January-December Filing month October True-up mechanism Yes (1) ROE previously 10.38% and is subject to ongoing litigation re: Transmission ROE Incentive (OCC v. ATSI, et al.) 9.88%(1) Allowed ROE $5.0B ($2.5B) Total Rate Base (FE-Owned) 40% / 60% Capital structure (Debt / Equity) FE Utility Service Territory 2026-2030 INVESTMENT PLAN 2026 OVERVIEW Ownership: FE 50.1% / Brookfield 49.9% Rate Base amounts represent a 13-month average. Prior disclosures used Year-End amounts. 33% 33% 18% 16% Update System Condition Enhance System Performance Operational Flexibility Regulatory Required

MAIT Overview Ownership: FE 67% / Brookfield 33% Investor FactBook - Published Feb. 17, 202641 Jurisdiction FERC Test year Forward-looking Term January-December Filing month October True-up mechanism Yes 138 kV 230 kV 345 kV 500 kV46 kV 69 kV 115 kV FE Utility Service Territory 10.3% Allowed ROE $3.3B ($2.2B) Total Rate Base (FE-Owned) 40% / 60% Capital structure (Debt / Equity) 2026 OVERVIEW Ownership(1): FE 67% / Brookfield 33% 2026-2030 INVESTMENT PLAN Rate Base amounts represent a 13-month average. Prior disclosures used Year-End amounts. 40% 27% 22% 11% Update System Condition Enhance System Performance Operational Flexibility Regulatory Required (1) MAIT’s equity ownership consists of Class A and Class B shares. As of 12/31/25, MAIT’s equity breakdown is 67% Class A and 33% Class B shares. Class A shares are fully owned by FET, LLC and subject to the ownership interest in FET, LLC by FE and Brookfield. Class B shares are 100% owned by FE and represent the former ME/PN ownership of MAIT.

TrAILCo Overview Ownership: FE 50.1% / Brookfield 49.9% Investor FactBook - Published Feb. 17, 202642 12.7% 11.7% Allowed ROE $1.4B ($0.7B) Total Rate Base (FE-Owned) 40% / 60% Capital structure (Debt / Equity) (TrAIL the Line & Black Oak SVC) (All other projects) Jurisdiction FERC Test year Forward-looking Term June-Following May Filing month May True-up mechanism Yes FE Utility Service Territory FirstEnergy VA Transmission Zone TrAIL 500 kV Line Substation FE TrAIL 50% Joint Ownership with Dominion Resources Dominion Resources Owned Ownership: FE 50.1% / Brookfield 49.9% 2026 OVERVIEW 2026-2030 INVESTMENT PLAN Rate Base amounts represent a 13-month average. Prior disclosures used Year-End amounts. 35% 9% 29%27% Update System Condition Enhance System Performance Operational Flexibility Regulatory Required

KATCo Overview 100% FE Ownership Investor FactBook - Published Feb. 17, 202643 Jurisdiction FERC Test year Forward-looking Term January-December Filing month October True-up mechanism Yes 345 kV 500 kV 138 kV115 kV 230 kV FE Utility Service Territory 10.45% Allowed ROE $0.6B FE-Owned Rate Base 51% / 49% Capital structure (Debt / Equity) 2026 OVERVIEW 100% FE Ownership 2026-2030 INVESTMENT PLAN Rate Base amounts represent a 13-month average. Prior disclosures used Year-End amounts. 42% 33% 23% 2% Update System Condition Enhance System Performance Operational Flexibility Regulatory Required

Investor FactBook - Published Feb. 17, 202644 Keep and Update Additional Information & Investor Relations Contacts Retail Shareholder Inquires Shareholder Services: Equiniti Trust Company, LLC (formerly known as American Stock Transfer & Trust Company, LLC) FirstEnergy@equiniti.com 1.800.736.3402 Karen Sagot Vice President, Investor Relations ksagot@firstenergycorp.com 330.761.4286 Gina Caskey Director, Investor Relations caskeyg@firstenergycorp.com 330.761.4185 Jake Mackin Manager, Investor Relations mackinj@firstenergycorp.com 330.384.4829 Institutional Investor Contacts

Industry Awards & Recognition

Earned Governor's Environmental Excellence Award for Merrill Creek Reservoir from NJ Department of Environmental Protection

Received Industry Recognition from Edison Electric Institute for Outage Restoration Efforts

Awarded Military Friendly Employer, Company, Spouse Employer, and Supply Chain by Military Friendly Survey

Designated a Compliance Leader by Ethisphere for our ethics and compliance program and practices

Rated a Trendsetter in 2025 CPA-Zicklin Index with a score of 94.3 out of 100

Recognized in 2025 by the ROW Stewardship Council as a fully accredited ROW Utility Steward

Received the Tree Line USA Award for nearly 30 consecutive years, honoring utilities that prioritize responsible tree care

Ranked top five in 2025 Best Energy & Renewables Internships, based on survey results from thousands of current and former interns

Recognized by U.S. Fish and Wildlife Service as Nationwide Candidate Conservation Agreement with Assurances for Monarch Butterfly Partner on Energy and Transportation Lands

45 Investor FactBook - Published Feb. 17, 2026

FirstEnergy

Commonly Used Terms & Acronyms

AFUDC	Allowance for Funds Used During Construction
AMI	Advanced Metering Infrastructure
BGS	Basic Generation Service
Brookfield	North American Transmission Company II L.P.
CapEx	Capital Expenditures
CAGR	Compound Annual Growth Rate
CCGT	Combined Cycle Gas Turbine
CDD	Cooling Degree Days
CPCN	Certificate of Public Convenience and Necessity
CWIP	Construction Work in Progress
DCR	Delivery Capital Recovery
DMR	Distribution Modernization Rider
DSIC	Distribution System Improvement Charge
Dx	Distribution
EPS	Earnings per Share
ESP	Electric Security Plan
EV	Electric Vehicle
FERC	Federal Energy Regulatory Commission
Fitch	Fitch Ratings Service
FFO	Funds From Operations
Gx	Generation
GAAP	Generally Accepted Accounting Principles
GHG	Greenhouse Gases
HB 6	House Bill 6, as passed by Ohio's 133rd General Assembly
HDD	Heating Degree Days
IRP	Integrated Resource Plan

kV	Kilovolt
kWh	Kilowatt-hour
LTIIP	Long-Term Infrastructure Improvement Plan
MD PSC	Maryland Public Service Commission
MTM	Mark-to-Market
MW	Megawatt
MWH	Megawatt-hour
Moody's	Moody's Investors Service, Inc.
NJ BPU	New Jersey Board of Public Utilities
OPEB	Other Post-Employment Benefits
OVEC	Ohio Valley Electric Corporation
PA PUC	Pennsylvania Public Utility Commission
PBO	Projected Benefit Obligation
PJM	PJM Interconnection, LLC, an RTO
PUCO	Public Utilities Commission of Ohio
ROA	Return on Assets
ROE	Return on Equity
RGGI	Regional Greenhouse Gas Initiative
RTO	Regional Transmission Organization
S&P	Standard & Poor's Rating Service
SVC	Static Var Compensator
TTM	Trailing Twelve Months
Tx	Transmission
WV PSC	West Virginia Public Service Commission
YE	Year End

FirstEnergy Companies

AGC	Allegheny Generating Company
ATSI	American Transmission Systems, Incorporated
CEI	The Cleveland Electric Illuminating Company
FE PA	ME, PN, PP, WPP merged with and into FE PA on 1/1/2024
FET	FirstEnergy Transmission, LLC
JCP&L	Jersey Central Power & Light Company
KATCo	Keystone Appalachian Transmission Company
MAIT	Mid-Atlantic Interstate Transmission, LLC
ME	Metropolitan Edison Company
MP	Monongahela Power Company (Mon Power)
OH Companies	OE, CEI, TE
OE	Ohio Edison Company
PE	The Potomac Edison Company
PN	Pennsylvania Electric Company
PP	Pennsylvania Power Company
TE	The Toledo Edison Company
TrAILCo	Trans-Allegheny Interstate Line Company
WPP	West Penn Power Company

46 Investor FactBook - Published Feb. 17, 2026

FirstEnergy

GAAP to Non-GAAP Earnings Reconciliations

2025 and 2024

2025	Dx	Int	Tx	Corp	FE Cons
Earnings (Loss) Attributable to FE Corp. (GAAP, $M)	**$363**	**$588**	**$357**	**($288)**	**$1,020**
Earnings (Loss) Per Share	**$0.63**	**$1.02**	**$0.62**	**($0.50)**	**$1.77**
Net Pension/OPEB credits	(0.18)	(0.16)	-	(0.01)	(0.35)
ARO regulatory change	-	(0.02)	-	(0.04)	(0.06)
Debt-related costs	-	-	-	0.03	0.03
Investigation and other related costs	0.37	-	-	0.13	0.50
Regulatory charges	0.58	-	-	-	0.58
Reorganization costs	0.03	0.03	-	-	0.06
Strategic transaction charges	-	-	-	0.02	0.02
Total Special Items	**$0.80**	**($0.15)**	**-**	**$0.13**	**$0.78**
Core Earnings (Loss) Per Share – Non-GAAP	**$1.43**	**$0.87**	**$0.62**	**($0.37)**	**$2.55**

2024	Dx	Int	Tx	Corp	FE Cons
Earnings (Loss) Attributable to FE Corp. (GAAP, $M)	**$624**	**$535**	**$294**	**($475)**	**$978**
Earnings (Loss) Per Share	**$1.08**	**$0.93**	**$0.51**	**($0.82)**	**$1.70**
Net Pension/OPEB charges (credits)	(0.08)	(0.07)	-	0.09	(0.06)
Signal Peak earnings impact	-	-	-	(0.13)	(0.13)
ARO regulatory change	0.06	0.02	-	0.19	0.27
Debt-related costs	-	-	-	0.12	0.12
Enhanced employee retirement and other related costs	0.01	-	-	-	0.01
FE Forward cost to achieve	0.06	0.03	0.01	-	0.10
Investigation and other related costs	-	-	-	0.13	0.13
Regulatory charges (credits)	0.07	(0.01)	0.03	-	0.09
Strategic transaction charges	-	0.01	0.03	0.10	0.14
Total Special Items	**$0.12**	**($0.02)**	**$0.07**	**$0.50**	**$0.67**
Core Earnings (Loss) Per Share – Non-GAAP	**$1.20**	**$0.91**	**$0.58**	**($0.32)**	**$2.37**

Per share amounts for the special items above are based on the after-tax effect of each item divided by the number of shares outstanding for the period. The current and deferred income tax effect was calculated by applying the subsidiaries' statutory tax rate to the pre-tax amount if deductible/taxable. The income tax rate ranges from 21% to 29%. Basic EPS and Core EPS (Non-GAAP) are based on 577M shares for 2025 and 575M shares for 2024.

Please see slide 51 for more information.

47 Investor FactBook - Published Feb. 17, 2026

FirstEnergy®

2024-2025 Special Item Descriptions Investor FactBook - Published Feb. 17, 202648 ■ Net Pension/OPEB charges (credits): Reflects net periodic pension and OPEB benefit costs and credits, including the pension/OPEB mark-to-market adjustments, and excluding amounts recovered through formula rates. ■ Signal Peak earnings impact: Reflects the after-tax net equity earnings related to FirstEnergy’s 33% interest in Signal Peak. ■ ARO regulatory change: Related to changes in asset retirement obligations, primarily associated with the transfer of the McElroy’s Run coal ash disposal site to a third party and changes in estimates for remediation obligations for various legacy coal combustion residual sites triggered by a 2024 EPA regulation. ■ Debt-related costs: Primarily reflects costs associated with the redemption and early retirement of debt. ■ Enhanced employee retirement and other related costs: Primarily reflects transition and benefit costs associated with the Company's voluntary retirement program and involuntary separations in 2024. ■ FE Forward cost to achieve: Primarily reflects the impairment charge related to exiting the Akron general office in 2024, and certain advisory and other related costs incurred to transform the Company for the future. ■ Investigation and other related costs: Primarily reflects litigation settlements and reserves, including those related to the SEC and OOCIC/OHAG investigations, customer refunds and restitution ordered by the PUCO in 2025, and other legal and advisory expenses related to the government investigations, net of the received derivative settlement insurance proceeds. ■ Regulatory charges (credits): Primarily reflects the impact of regulatory agreements, proceedings, or orders requiring certain commitments and/or disallowing the recoverability of costs, including impairments in the Ohio base rate case in 2025, net of related credits. ■ Reorganization costs: Primarily reflects transition and benefit costs associated with the Company's reorganization and transformation in 2025. ■ Strategic transaction charges: Primarily reflects the net tax charges and related updates associated with the FET interest sales and consolidation of the Pennsylvania Companies, and other charges related to the exit of a legacy purchase power contract. Note: Special items represent charges incurred or benefits realized that management believes are not indicative of, or may obscure trends useful in evaluating, the Company’s ongoing core activities and results of operations or otherwise warrant separate classification. Special items are not necessarily non-recurring.

GAAP to Non-GAAP Baseline O&M Reconciliations 2025 and 2024 Investor FactBook - Published Feb. 17, 202649 (1) As reported in the Consolidated Statement of Income (2) See slides 47-48 for additional information on special items (3) Primarily represents PJM Network Transmission Expense and ancillary charges such as Transmission Enhancement (4) Primarily represents the rider/program recoverable and deferred O&M within the Distribution, Integrated, and Stand-Alone Transmission segments FirstEnergy Consolidated ($M) 2025 2024 Other Operating Expenses (GAAP) (1) $4,122 $4,044 Excluding Special Items (pre-tax): Net Pension/OPEB Credits (52) (66) ARO Regulatory Charges 50 (200) Enhanced Employee Retirement and Other Related Costs - (8) Reorganization Charges (44) - FE Forward Cost-to-Achieve - (15) Investigation and Other Related Costs (92) (64) Regulatory Charges (1) (32) Strategic Transaction Charges (2) - Total Special Items (2) (141) (385) PJM Pass-Through Transmission Costs (3) (1,384) (1,267) Rider/Program Recoverable (4) (1,207) (1,105) Other (3) (4) Baseline O&M (Non-GAAP) $1,387 $1,283

50 Forward-Looking Statements This FactBook includes forward-looking statements based on information currently available to management and unless the context requires otherwise, references to “we,” “us,” “our” and “FirstEnergy” refers to FirstEnergy Corp. and its subsidiaries. Such statements are subject to certain risks and uncertainties and readers are cautioned not to place undue reliance on these forward-looking statements. These statements include declarations regarding management's intents, beliefs and current expectations. These statements typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” "forecast," "target," "will," "intend," “believe,” "project," “estimate," "plan" and similar words. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, which may include the following: the potential liabilities, increased costs and unanticipated developments resulting from government investigations and agreements, including those associated with compliance with or failure to comply with the Deferred Prosecution Agreement entered into July 21, 2021 and settlements with the U.S. Attorney’s Office for the Southern District of Ohio and the Securities and Exchange Commission (“SEC”); the risks and uncertainties associated with litigation, including the securities class-action lawsuit, regulatory proceedings, arbitration, mediation and similar proceedings; changes in national and regional economic conditions, including recession, volatile interest rates, inflationary pressure, supply chain disruptions, higher fuel costs, and workforce impacts, affecting us and/or our customers and the vendors with which we do business; variations in weather, such as mild seasonal weather variations and severe weather conditions (including events caused, or exacerbated, by climate change, such as wildfires, hurricanes, flooding, droughts, high wind events and extreme heat events) and other natural disasters, which may result in increased storm restoration expenses or material liability and negatively affect future operating results; the potential liabilities and increased costs arising from regulatory actions or outcomes in response to severe weather conditions and other natural disasters; legislative and regulatory developments, and executive orders, including, but not limited to, matters related to rates, generation resource adequacy, co-location of generation and large loads, and compliance and enforcement activity; the ability to access the public securities and other capital and credit markets in accordance with our financial plans, the cost of such capital and overall condition of the capital and credit markets affecting us, including the increasing number of financial institutions evaluating the impact of climate change on their investment decisions, and the loss of FirstEnergy Corp.’s status as a well-known seasoned issuer; the risks associated with physical attacks, such as acts of war, terrorism, sabotage or other acts of violence, and cyber-attacks and other disruptions to our, or our vendors’, information technology system, which may compromise our operations, and data security breaches of sensitive data, intellectual property and proprietary or personally identifiable information; the ability to accomplish or realize anticipated benefits through establishing a culture of continuous improvement and our other strategic and financial goals, including, but not limited to, executing Energize365, our transmission and distribution investment plan, executing on our rate filing strategy, controlling costs, improving credit metrics, maintaining investment grade ratings, strengthening our balance sheet and growing earnings; changing market conditions affecting the measurement of certain liabilities and the value of assets held in our pension trusts may negatively impact our forecasted growth rate, results of operations and may also cause it to make contributions to its pension sooner or in amounts that are larger than currently anticipated; changes in assumptions regarding factors such as economic conditions within our territories, the reliability of our transmission and distribution system, our generation resource planning in West Virginia, or the availability of capital or other resources supporting identified transmission and distribution investment opportunities; human capital management challenges, including among other things, attracting and retaining appropriately trained and qualified employees and labor disruptions by our unionized workforce; changes to environmental laws and regulations, including, but not limited to, federal and state rules related to climate change, and potential changes to such laws and regulations; changes in customers’ demand for power, including, but not limited to, economic conditions, the impact of climate change and emerging technology, particularly with respect to electrification, energy storage, co-location of generation and large loads, and distributed sources of generation; future actions taken by credit rating agencies that could negatively affect either our access to or terms of financing or our financial condition and liquidity; the potential of non-compliance with debt covenants in our credit facilities; the ability to comply with applicable reliability standards and energy efficiency and peak demand reduction mandates; changes to significant accounting policies; any changes in tax laws or regulations, including, but not limited to, the Inflation Reduction Act of 2022, the One Big Beautiful Bill Act of 2025, as signed into law on July 4, 2025, or adverse tax audit results or rulings and potential changes to such laws and regulations; the ability to meet our publicly-disclosed goals relating to climate-related matters, opportunities, improvements, and efficiencies, including FirstEnergy’s greenhouse gas reduction goals; and the risks and other factors discussed from time to time in FirstEnergy Corp.’s SEC filings. Dividends declared from time to time on FirstEnergy Corp.’s common stock during any period may in the aggregate vary from prior periods due to circumstances considered by the FirstEnergy Corp. Board at the time of the actual declarations. A security rating is not a recommendation to buy or hold securities and is subject to revision or withdrawal at any time by the assigning rating agency. Each rating should be evaluated independently of any other rating. These forward-looking statements are also qualified by, and should be read together with, the risk factors included in FirstEnergy Corp.’s Form 10-K, Form 10-Q and in other filings with the SEC. The foregoing review of factors also should not be construed as exhaustive. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor assess the impact of any such factor on FirstEnergy Corp.’s business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. FirstEnergy Corp. expressly disclaims any obligation to update or revise, except as required by law, any forward-looking statements contained herein or in the information incorporated by reference as a result of new information, future events or otherwise. Investor FactBook - Published Feb. 17, 2026

Non-GAAP Financial Matters 51 This presentation contains references to certain financial measures including Baseline O&M, Core earnings per share (“Core EPS”) and Operating earnings per share (“Operating EPS”), as “non-GAAP financial measures,” which are not calculated in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) and exclude the impact of “special items,” from earnings attributable to FirstEnergy Corp. from continuing operations for Operating EPS. Core EPS further excludes from Operating EPS the earnings contribution of Signal Peak and net periodic pension and other post- employment benefits (“OPEB”) credits, other than the mark-to-market adjustment and other related charges, which are already excluded as special items. Core EPS and Operating EPS also exclude the impact of Discontinued Operations. Management uses these non-GAAP financial measures to evaluate the company’s and its segments’ performance and manage its operations and references these non-GAAP financial measures in its decision-making, using them to facilitate historical and ongoing performance comparisons. Management believes that the non-GAAP financial measures of Core EPS and Operating EPS, including by segment, provide consistent and comparable measures of performance of its businesses on an ongoing basis. Management also believes that such measures are useful to shareholders and other interested parties to understand performance trends and evaluate the company against its peer group by presenting period-over-period operating results, excluding the impacts described above, that may not be consistent or comparable across periods or across the company’s peer group. These non-GAAP financial measures are intended to complement, and are not considered as alternatives to, the most directly comparable GAAP financial measures, which for Operating EPS and Core EPS is EPS attributable to FirstEnergy Corp. from Continuing Operations (GAAP), as reconciled. Also, such non-GAAP financial measures may not be comparable to similarly titled measures used by other entities. Special items represent charges incurred or benefits realized that management believes are not indicative of, or may obscure trends useful in evaluating the company’s ongoing core activities and results of operations or otherwise warrant separate classification. Operating EPS and Core EPS are calculated based on the weighted average number of common shares outstanding in the respective period. A reconciliation of forward-looking non-GAAP measures, including 2026 Baseline O&M, 2026 Core EPS and Core EPS compound annual growth rate (“CAGR”) projections, to the most directly comparable GAAP measures is not provided because comparable GAAP measures are not available without unreasonable efforts due to the inherent difficulty in forecasting and quantifying measures that would be necessary for such reconciliation. Specifically, management cannot, without unreasonable effort, predict the impact of these special items in the context of Core EPS guidance, or Core EPS growth rate projections forecasts because these items, which could be significant, are difficult to predict and may be highly variable. In addition, the company believes such a reconciliation would imply a degree of precision and certainty that could be confusing to investors. These special items are uncertain, depend on various factors and may have a material impact on our future GAAP results. Investor FactBook - Published Feb. 17, 2026